UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2025

APTOSE BIOSCIENCES INC.

(Exact name of registrant as specified in its charter)

Canada	001-32001	98-1136802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 Wellington Street West, Suite 5300

TD Bank Tower, Box 48

Toronto, Ontario M5K 1E6

Canada

(Address of Principal Executive Offices) (Zip Code)

(647) 479-9828

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	APTO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 15, 2025, KPMG LLP (“KPMG”), the current independent registered public accounting firm of Aptose Biosciences Inc. (the “Company”), informed the Company that it will not stand for re-appointment for the Company’s 2025 annual audit. The Company anticipates that KPMG will continue to review its quarterly interim financial results through the first two fiscal quarters of 2025. The Company has initiated a process to appoint a new independent registered public accounting firm.

KPMG did not seek the Company’s consent to its decision to not stand for re-appointment as the Company’s independent registered public accounting firm. As a result, neither the Company’s Board of Directors nor the Audit Committee of the Company’s Board of Directors participated in KPMG’s decision.

KPMG issued unqualified reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and 2023. The Company is a “smaller reporting company”, so KPMG was not required to prepare reports on the effectiveness of the Company’s internal control over financial reporting for the years ended December 31, 2024 and 2023.

During the Company’s fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through April 15, 2025, there were no: (1) “disagreements” between the Company and KPMG within the meaning of Item 304(a)(1)(iv) of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that KPMG communicated to the Company its views regarding the material weakness in its internal control over financial reporting as disclosed in Part II, Item 9A of the Company’s Form 10-K for the fiscal year ended December 31, 2024 pertaining to its accounting for complex financial instruments, specifically with regards to warrants. The Company has authorized KPMG to respond fully to the inquiries of the successor independent registered public accounting firm, once one is engaged.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided KPMG with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from KPMG a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of KPMG’s letter dated April 21, 2025 is attached as Exhibit 16.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from KPMG LLP to the Securities and Exchange Commission

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aptose Biosciences Inc.

Date: April 21, 2025	By:	/s/ William G. Rice
William G. Rice, Ph.D.
President and Chief Executive Officer